UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2010 (November 1, 2010)

ARKANSAS BEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

3801 Old Greenwood Road
Fort Smith, Arkansas		72903
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 1, 2010, ABF Freight System, Inc. (ABF), the largest subsidiary of Arkansas Best Corporation (Nasdaq: ABFS) and a leading less-than-truckload transportation company, issued a press release announcing that ABF has filed legal actions today against the International Brotherhood of Teamsters (IBT) and other parties including several YRC Worldwide subsidiaries (Nasdaq: YRCW) for violation of the National Master Freight Agreement (NMFA), the collective bargaining agreement covering most unionized trucking employees in the country.  A copy of the press release is filed as an exhibit to this Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit 99.1   Press release dated November 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARKANSAS BEST CORPORATION
(Registrant)

Date:	November 1, 2010	/s/ Michael R. Johns
Michael R. Johns,
Vice President — General Counsel and
Corporate Secretary